UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 4, 2010
(Date of report; date of
earliest event reported)

Commission file number: 1-3754

GMAC INC.
(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center
P.O. Box 200  Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)

(866) 710-4623
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition

On February 4, 2010, GMAC Inc. (“GMAC”) issued a press release announcing operating results for the fourth quarter and full year ended December 31, 2009. The press release is attached hereto and incorporated by reference as Exhibit 99.1.

Charts furnished to securities analysts in connection with GMAC’s fourth quarter and full year 2009 earnings press release are attached hereto and incorporated by reference as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

Exhibit No.                      Description

99.1	Press Release, Dated February 4, 2010

99.2	Charts Furnished to Securities Analysts

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC INC.
(Registrant)

Dated: February 4, 2010	/s/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer
and Controller

EXHIBIT INDEX

Exhibit No.                      Description

99.1                      Press Release, Dated February 4, 2010

99.2                      Charts Furnished to Securities Analysts